UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2006

Integra Bank Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 SE Third Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	812-461-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On March 3, 2006, the Audit Committee of the Board of Directors of Integra Bank Corporation (the "Company") dismissed PricewaterhouseCoopers LLP, the Company’s current independent registered public accounting firm. The dismissal is effective upon the completion of services by PricewaterhouseCoopers LLP related to the Company’s financial statements as of and for the year ended December 31, 2005 and the Form 10-K in which such financial statements are included.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003 and through March 3, 2006, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in its reports on the financial statements for such years.

During the years ended December 31, 2004 and 2003 and through March 3, 2006, there were no reportable events, as defined in Item 304 (a)(1)(v) of Regulation S-K.

A letter from PricewaterhouseCoopers LLP addressed to the Securities and Exchange Commission ("SEC") stating whether or not PricewaterhouseCoopers LLP agrees with the statements set forth above is attached hereto as Exhibit 16.1.

(b) The Audit Committee of the Board of Directors of the Company annually reviews the performance of and appoints the independent registered public accounting firm. Following a competitive bid process, on March 3, 2006 the Company’s Audit Committee unanimously decided to engage Crowe Chizek and Company LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. During the two years ended December 31, 2004 and 2003 and through March 3, 2006, the Company did not consult with Crowe Chizek and Company LLC regarding either (i) the application of accounting principles to any specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements or (iii) any matters or reportable events as set forth in Item 304 (a)(1)(iv) and (v) of Regulation S-K.

A copy of the press release issued by the Company on March 7, 2006 announcing the change in the certifying accountants is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits. The following are furnished herewith and this list constitutes the exhibit index:

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 7, 2006.

99.1 Press Release issued by Integra Bank Corporation on March 7, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra Bank Corporation

March 7, 2006	By:	Michael T. Vea

Name: Michael T. Vea
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 7, 2006
99.1	Press Release issued by Integra Bank Corporation on March 7, 2006